SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                         CCBT FINANCIAL COMPANIES, INC.
                          (formerly CCBT Bancorp, Inc.)
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

                         CCBT FINANCIAL COMPANIES, INC.
                                 307 Main Street
                          Hyannis, Massachusetts 02601
                                  (508) 3941300

Dear Stockholder:

         You are cordially invited to attend the 2000 Annual Meeting of Stockholders (the "Annual Meeting") of CCBT Financial Companies, Inc. (formerly, CCBT Bancorp, Inc., the "Company", to be held on Thursday, April 27, 2000 at the Sheraton Four Points Hotel, Hyannis, Massachusetts, at 11 a.m., local time.

 The Annual Meeting has been called for the following purposes:

    1.     To elect two Directors of the Company for a three-year term.

    2.     To elect a Clerk.

    3. To transact such other business as may properly come before the meeting and any postponements or adjournments thereof.

         The Board of Directors of the Company unanimously recommends that stockholders vote FOR approval and adoption of Proposals One and Two.

         On behalf of the management and directors of the Company, I am pleased to be able to send you the enclosed Proxy Statement which includes information about the Company and details about the proposals. I urge you to read these materials carefully.

                                            Sincerely,


                                           /s/ Stephen B. Lawson
                                           ---------------------
                                           STEPHEN B. LAWSON
                                           President and Chief Executive Officer



         REGARDLESS OF THE NUMBER OF SHARES YOU MAY OWN, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. ACCORDINGLY, PLEASE PROMPTLY SIGN AND RETURN YOUR PROXY CARD IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON WHETHER OR NOT YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                         CCBT FINANCIAL COMPANIES, INC.
                                 307 Main Street
                          Hyannis, Massachusetts 02601
                                  (508) 3941300



         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of CCBT Financial Companies, Inc. (formerly, CCBT Bancorp, Inc., the "Company"), will be held on Thursday, April 27, 2000, at the Sheraton Four Points Hotel, Hyannis, Massachusetts at 11 a.m., local time (together with all adjournments and postponements thereof, the "Annual Meeting") for the following purposes:



        1.      To elect two Directors of the Company for a three year term.

        2.      To elect a Clerk.

        3. To transact such other business as may properly come before the meeting and any postponements or adjournments thereof.

        The Board of Directors of the Company has fixed the close of business on March 10, 2000, as the record date (the Record Date) for determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. In the event that there are not sufficient votes to approve the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned or postponed in order to permit further solicitation of proxies by the Company.

        The above matters are described in detail in the accompanying Proxy Statement.

         Directions to the Meeting: Take Rte. 6 (MidCape Highway) to exit 6 (Rte. 132). Proceed South on Rte. 132. Go straight through the first set of traffic lights, but keep to the right. The Sheraton Four Points Hotel is on the right, just before the next set of lights. Coffee and pastries will be served beginning at 10:30 a.m.


                                             By Order of the Board of Directors,


                                                            /s/John S. Burnett
                                                            ------------------
                                                            JOHN S. BURNETT
                                                            Clerk


Hyannis, Massachusetts
March 24, 2000

        WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING AND DESIRE TO WITHDRAW YOUR PROXY AND VOTE IN PERSON, YOU MAY DO SO.

                 VOTING, REVOCATION AND SOLICITATION OF PROXIES

The Company

         CCBT Financial Companies, Inc. (the "Company") is a bank holding company principally conducting business through Cape Cod Bank and Trust Company, N.A. (the "Bank"). In December, 1999, the Company changed its name from CCBT Bancorp, Inc. to CCBT Financial Companies, Inc. to better reflect the wide array of services provided by the Company. In February 1999, the Company and the Bank completed a reorganization by which the Bank became a wholly-owned subsidiary of the Company, and each issued and outstanding share of common stock of the Bank was converted into and exchanged for one share of common stock of the Company.

Annual Meeting

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2000 Annual Meeting of Stockholders of the Company to be held at the Sheraton Four Points Hotel, Hyannis, MA, at 11 a.m., local time, on Thursday, April 27, 2000, and any adjournments or postponements thereof, for the purposes set forth in this Proxy Statement.

         At the Annual Meeting, stockholders of the Company will be asked to consider and vote upon the following matters:

         1.    To elect two  Directors of the Company for a three-year  term.
         2.    To elect a Clerk.
         3. To transact such other business as may properly come before the meeting and any postponements or adjournments thereof.

Record Date

         The Board of Directors of the Company has fixed the close of business on March 10, 2000, as the Record Date. Only the holders of shares of Company common stock of record at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. At the Record Date, 8,608,048 shares of Company common stock were outstanding and entitled to vote. The presence in person or by proxy of the holders of a majority of the issued and outstanding shares of Company common stock entitled to vote is required to constitute a quorum at the Annual Meeting.

Proxies, Voting and Revocations

         Shares represented by a properly executed proxy received prior to the vote at the Annual Meeting and not revoked will be voted at the Annual Meeting as directed in the proxy. If a proxy is submitted and no directions are given, the proxy will be voted for the approval and adoption of the proposals to be considered at the Annual Meeting.

         The persons named as proxies by stockholders may propose and vote for one or more adjournments or postponements of the Annual Meeting to permit further solicitation of proxies in favor of the proposals to be considered at the Annual Meeting.

         A holder of record of Company common stock may revoke a proxy by filing an instrument of revocation with John S. Burnett, Clerk of the Company, 31

Workshop Road, P.O. Box 1180, South Yarmouth, Massachusetts 02664-0180. Such stockholder may also revoke a proxy by filing a duly executed proxy bearing a later date, or by appearing at the Annual Meeting in person, notifying the Clerk, and voting by ballot at the Annual Meeting. Any stockholder of record attending the Annual Meeting may vote in person whether or not a proxy has been previously given, but the mere presence (without notifying the Clerk) of a stockholder at the Annual Meeting will not constitute revocation of a previously given proxy.

         The presence in person or by proxy of at least a majority of the total number of issued and outstanding shares of Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting.

A quorum being present, a plurality of the votes cast at the Annual Meeting is necessary to elect each of the nominees for Director and the vote of at least a majority of the total number of issued and outstanding shares of Common Stock is required for the approval of Proposal Two.

         In accordance with applicable state law, abstentions, votes withheld for director nominees and broker non-votes (shares represented at the meeting which are held by a broker or other nominee and as to which (i) instructions have not been received from the beneficial owner or the person entitled to vote and (ii) the broker or nominee does not have discretionary voting power) shall be treated as shares that are present and entitled to vote for the purpose of determining whether a quorum is present. Abstentions and broker non-votes will not be counted as voting at the Annual Meeting and therefore will have no effect on the outcome of Proposals One or Two.


Solicitation and Other Expenses

         The Company will bear the cost of soliciting proxies from its stockholders, including mailing costs and printing costs in connection with this Proxy Statement. In addition to the use of the mails, proxies may be solicited by the directors, officers and certain employees of the Company, and by personal interview, telephone or telegram. Such directors, officers and employees will not receive additional compensation for such solicitation but may be reimbursed for reasonable out-of-pocket expenses incurred in connection therewith. The Company may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of Company common stock. The Company may reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.

                                  PROPOSAL ONE


                              ELECTION OF DIRECTORS

         The terms of Stephen B. Lawson and William R. Enlow as Directors of the Company expire in 2000. At the Annual Meeting, two persons will be elected Directors of the Company to serve for a three-year term until the 2003 Annual Meeting of the Stockholders and until their successors are elected and qualified. The Board of Directors of the Company has nominated Stephen B. Lawson and William R. Enlow for reelection as Directors of the Company for 3-year terms.

         Unless authority to do so has been repealed or limited in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy "FOR" the election of each of the nominees named above as Directors of the Company. The Board of Directors believes that each of the nominees will stand for election and, if elected, will serve as a Director. However, if any nominee fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

         The Board of Directors recommends that stockholders vote "FOR" the reelection of each of the nominees proposed by management for Directors named herein.


                                  PROPOSAL TWO

                                ELECTION OF CLERK

         The By-laws of the Company provide that the Clerk shall be elected at the Annual Meeting of Stockholders. Management proposes that John S. Burnett be reelected as Clerk of the Company.

         Unless authority to do so has been repealed or limited in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy "FOR" the election of John S. Burnett as Clerk of the Company.

         The Board of Directors recommends that stockholders vote "FOR" the reelection of John S. Burnett as Clerk of the Company.


                                    DIRECTORS

         The following table sets forth as of February 2, 2000, information supplied by each person who is currently a Director and/or a nominee for election as a Director of the Company with respect to such person's age, principal occupation for the past five years and the year in which the person began serving as a Director of the Company (or the Bank, prior to the reorganization into the holding company structure).

          NOMINEES FOR ELECTION AT THE ANNUAL MEETING FOR A 3-YEAR TERM

NAME                         AGE        DIRECTOR SINCE                  PRINCIPAL OCCUPATION
----                         ---        --------------                  --------------------

Stephen B. Lawson            58              1992          Executive Vice President, Trust, 12/12/85;
                                                           President, Chief Executive Officer of the
                                                           Bank, 7/01/92.  President, Chief Executive
                                                           Officer of the Company, 10/8/98

William R. Enlow             49              2000          Partner, law firm of Sorling, Northrup, Hanna,
                                                           Cullen and Cochran, Ltd. (2/88- Present);
                                                           Former Director Firstbank Illinois Corp,
                                                           Marine Corporation (multi-bank holding

                                                           company); Director and First Vice Chairman,
                                                           Memorial Health System and Memorial
                                                           Medical Center (Springfield, Illinois);
                                                           President and Board Member Springfield
                                                           School District 186; Trustee, Illinois Teachers
                                                           Retirement System

          DIRECTORS WHOSE TERMS WILL EXPIRE AT THE 2001 ANNUAL MEETING

NAME                       AGE        DIRECTOR SINCE              PRINCIPAL OCCUPATION
----                       ---        --------------              --------------------

John F. Aylmer              64            1982             Attorney at law; Former President,
                                                           Massachusetts   Maritime  Academy (Buzzards
                                                           Bay, MA); Former  Massachusetts
                                                           State Senator; President, New
                                                           England Steamship Foundation.

John Otis Drew              50            1982             Chairman, Board of Directors of the Bank
                                                           8/25/94; Principal/President, John A. Drew,
                                                           Realtor (Hyannis, MA); Vice President, A. D.
                                                           Makepeace Co.; President, Parker Mills, Inc.,
                                                           Real Estate Holding Company; President,
                                                           Sassamon Holdings, Inc.; President,
                                                           Wankinco River, Inc.

          DIRECTORS WHOSE TERMS WILL EXPIRE AT THE 2002 ANNUAL MEETING

NAME                       AGE        DIRECTOR SINCE              PRINCIPAL OCCUPATION
George D. Denmark           65           1974              Former President, Denmark, Inc., New
                                                           Bedford, MA (Medical equipment firm)

William C. Snow             70           1972              President, H.H. Snow & Sons, Inc., Orleans,
                                                           MA (Retail department store)


            THE BOARD OF DIRECTORS, ITS COMMITTEES AND COMPENSATION &


         The following is a description of the Executive, Audit, and Compensation Committees of the Board of Directors. The Board of Directors acts as a nominating committee, selecting nominees for election or reelection as Directors and Officers.


    Executive Committee

         The Company's Executive Committee did not meet during fiscal year 1999.

The members of the Executive Committee of the Company during 1999 were John F. Aylmer, George D. Denmark, John Otis Drew, Stephen B. Lawson and William C. Snow. They also serve, with Barrett C. Nichols, Jr., and Joshua A. Nickerson, Jr., as the Executive Committee of the Bank, which met 20 times in 1999. The Executive Committees of the Company and the Bank are vested with the authority of the respective Boards of Directors in most matters between meetings of the Boards of Directors. Members of the Executive Committee of the Bank except Mr. Lawson (who serves as its Chairman) received $350 for each meeting of the Committee they attended before June 30 in 1999.

    Audit Committee

         The Company's Audit Committee did not meet during fiscal year 1999. The members of the Audit Committee of the Company were John F. Aylmer, George D. Denmark and William C. Snow. Mr. Aylmer also serves on the Audit Committee of the Bank, which met 4 times in 1999. The Audit Committee reviews the financial statements and scope of the annual audit, monitors internal financial and accounting controls, and recommends to the Board of Directors of the Company the appointment of independent certified public accountants.

         Through June 30, 1999, members of the Bank's Audit Committee received $250 for each meeting of the Committee which they attended, and Mr. Aylmer received an additional $250 per quarter as Chairman of the Committee.


    Compensation Committee

         The Company's Board of Directors serves as its Compensation Committee, and held no meetings in 1999. Messrs. Denmark, and Drew also served on the Bank's Human Resource Committee (which is the Bank's Compensation Committee), which met 5 times in 1999. Mr. Lawson does not act on his own compensation. Through June 30, 1999, members of the Bank's Human Resource Committee received $250 for each meeting of the Committee that they attended, and Mr. Denmark received an additional $250 per quarter for his duties as Chairman of the Human Resource Committee.


    Board of Directors

         The Board of Directors of the Company held 11 meetings during fiscal year 1999. The Board of Directors of the Bank held 16 meetings during fiscal year 1999. Through June 30, 1999, Directors of the Bank other than Mr. Lawson received $500 for each meeting of the Board of Directors that they attended. In addition, each of the Directors of the Bank, other than Mr. Lawson and Mr. Drew, received a quarterly retainer of $2,250. Mr. Drew, as Chairman of the Bank's Directors, received a quarterly retainer of $3,250 through June 30, 1999.

         Effective July 1, 1999, compensation for Directors of the Company was changed to $7,000 per quarter, with Mr. Drew, as Chairman, receiving an additional $1,000 per quarter. No additional fee was paid after June 30, 1999, for chairmanship of, or attendance at, committee meetings.


         Each of the Directors attended at least 75% of the aggregate of meetings of the Bank's Board of Directors and the meetings of the committees of which they are members.

         Mr. Palmer Davenport passed away in July 1999. Mr. William Enlow was elected as a Director by the Board of Directors on February 3, 2000, to fill the vacancy in the Board of Directors.

                 OWNERSHIP BY MANAGEMENT AND OTHER STOCKHOLDERS

         The following table sets forth certain information with respect to the number of shares of the Company's Common Stock beneficially owned as of February 1, 2000, by the Directors and the Executive Officers.


Principal Shareholders

                   Amount and Nature of Beneficial Ownership

                                        Sole voting and         Shared voting and                       Percent
Beneficial Owners                      investment power       investment power (1)        Total        of Class
-----------------                      ----------------       --------------------        -----        --------
Beneficial owners of more
than five percent of stock:

Trustees of the
Abel D. Makepeace Trust
Box 151, Wareham, MA  02571
  Zelinda M. Douhan                           6,800                638,720(2)            645,520          7.50%
  Christopher Makepeace                      47,900                823,520               871,420         10.12%
  Thomas Otis, Jr. (3)                      210,284                638,720               849,004          9.86%

Directors and Executive Officers
John F. Aylmer                                4,192                    400                 4,592          0.05%
Robert T. Boon                                  100                  4,138                 4,238          0.05%
George D. Denmark                            13,296                      0                13,296          0.15%
John Otis Drew (4)                            3,592                  3,161                 6,753          0.08%
William R. Enlow                              1,200                    200                 1,400          0.02%
  (elected 2/3/2000)
Stephen B. Lawson                             1,000                 25,491                26,491          0.31%
Robert R. Prall                               3,000                  4,700                 7,700          0.09%
Noal D. Reid                                      4                  5,487                 5,491          0.06%
William C. Snow                              64,999                      0                64,999          0.76%
Larry K. Squire                               1,603                  5,391                 6,994          0.08%
All Directors and Executive Officers         92,986                 48,968               141,954          1.65%
  as a group

(1) Shares shown include shares owned by their spouses, minor children, other relatives living in their homes, or in estates or trusts in which they may be deemed to have beneficial ownership but for which they disclaim beneficial such ownership. Shares shown include the interest shares of Common Stock held in the Bank's Employee Stock Ownership
         Plan: Mr. Lawson, 1,261 shares; Mr. Reid, 983 shares; Mr. Squire, 891 shares; Mr Boon, 738 shares; and Mr. Prall, 160 shares. Also included are unexercised but exercisable stock options: Mr. Boon, 2,500 shares; Mr. Lawson, 6,750 shares; Mr. Prall, 4,500; Mr. Reid, 4,500 shares; and Mr. Squire, 4,500 shares.

(2)      Includes 638,720 shares held in the Abel D. Makepeace Trust.

(3)      Mr. Otis is the uncle of Mr. Drew, a Director.

(4) Mr. Drew is a beneficiary of the Abel D. Makepeace Trust but disavows any voting or investment power over shares of the Company stock held by the Trust.

                             EXECUTIVE COMPENSATION

         Executive officers of the Company currently receive no compensation in their capacities as executive officers of the Company but are compensated as employees of the Bank.

         The following table sets forth information concerning the compensation for services rendered in all capacities during the three fiscal years through 1999 earned by the President and Chief Executive Officer, and the other most highly compensated executive officers of the Bank whose total compensation exceeded $100,000. The President and Chief Executive Officer, and the Treasurer and Chief Financial Officer, are also officers of the Company.


I.  Summary Compensation Table

The following table sets forth information on an accrual basis for the year 1999 with respect to the cash compensation of the Chief Executive Officer of the Company and those other executive officers whose total compensation exceeded $100,000.

                                                       Annual Compensation
                                                                                         Stock
                                                                                      Appreciation
Name and Principal Position           Year            Salary          Bonus              Rights
---------------------------           ----            ------          -----              ------
Stephen B. Lawson                     1999           $249,388         $49,878                -
President and                         1998            243,065          30,383                -
Chief Executive Officer               1997            210,000          31,500          $16,875

Robert R. Prall                       1999            117,938          17,402                -
Chief Lending Officer                 1998            108,509          10,850                -
                                      1997             98,066          12,238                -

Noal D. Reid                          1999            114,972         256,164*               -
Chief Financial Officer               1998            113,306          72,564                -
 and Treasurer                        1997            107,460          19,249           16,875

Larry K. Squire                       1999            114,972          20,120                -
Chief Operating Officer               1998            113,762          13,376                -
                                      1997            107,954          13,338           16,875

Robert T. Boon                        1999            118,040          27,149                -
Chief Investment Officer              1998            102,564          12,820                -
                                      1997             92,768          17,637                -

*Mr. Reid's bonus, as approved by the Bank's Executive Committee, is a percentage of the Bank's earnings from its leveraged portfolios managed by Mr. Reid.


         In addition  to these  amounts,  the Company and the Bank also  provide compensation through a number of plans: The Bank maintains a Profit Sharing Retirement Plan covering substantially all employees following two years of service. Each year, the Bank contributes amounts equal to 8% of each participant's compensation plus 4.3% of compensation over one-half the social security wage base. In 1999, the following amounts were contributed to this plan on behalf of the Executive Officers of the Bank: Mr. Lawson, $18,119.10, Mr. Reid, $18,119.10, Mr. Prall, $14,630.93, Mr. Squire, $14,075.12, and Mr. Boon,
$14,691.64.

         Executive Officers also receive group insurance benefits available generally to all employees and other personal benefits not in excess of 10% of cash compensation.

II.      Stock Options Granted in Fiscal 1999

         The following table sets forth information concerning individual grants of stock options made during 1999 to each executive officer of the Company and/or the Bank listed below. The value of the options granted was calculated using the Black-Scholes pricing model. No stock appreciation rights were granted to these individuals during 1999.

                       Number of       Percentage of
                       Securities      Total Options
                       Underlying       Granted to                                    Present Value
                       Options          Employees      Exercise Price  Expiration      of Options
                        Granted           in 1999        Per Share        Date        at Grant Date
                     --------------------------------------------------------------------------------
Stephen B. Lawson         3,000           5.7%           $17.375        1/14/09         $11,940
                          5,000           9.5%           $15.0625       12/2/09         $19,300

Robert T. Boon            2,000           3.8%           $17.375        1/14/09         $ 7,960
                          3,000           5.7%           $15.0625       12/2/09         $11,580

Robert R. Prall           2,000           3.8%           $17.375        1/14/09         $ 7,960
                          3,000           5.7%           $15.0625       12/2/09         $11,580

Noal D. Reid              2,000           3.8%           $17.375        1/14/09         $ 7,960
                          2,000           3.8%           $15.0625       12/2/09         $ 7,720

Larry K. Squire           2,000           3.8%           $17.375        1/14/09         $ 7,960
                          3,000           5.7%           $15.0625       12/2/09         $11,580

III.     Options Year-End Value Table

                                                   Number of Shares                  Value of Unexercised
                                                Underlying Unexercised                   In-the Money
                                               Stock Options as year end         Stock Options as of year end
                Name                           Exercisable/Unexercisable           Exercisable/Unexercisable

 Stephen B. Lawson.......................              4,500/15,500                         $6,000/$7,563
 Robert T. Boon .........................               1,500/7,500                         $2,000/$2,938
 Robert R. Prall.........................              3,000/10,000                         $4,000/$4,938
 Noal D. Reid............................               3,000/9,000                         $4,000/$4,625
 Larry K. Squire.........................              3,000/10,000                         $4,000/$4,938


         In 1997 a Stock Option Plan was adopted and options covering 26,000 shares at a price of $13.375 per share were granted. These options become exercisable over a period of four years at the rate of 25% per year and expire after 10 years. In 1998 options covering an additional 26,000 shares were granted at a price of $20.75 and 9,000 shares at $19.25; options covering 4,000 shares were forfeited. Options covering 57,000 shares were outstanding at the beginning of 1999 and none were exercised or expired during that year. In 1999 options covering an additional 17,000 shares were granted at a price of $17.375,

10,500 shares at $16.375 and 25,000 shares at $15.0625; options covering 5,500 shares were forfeited. Options covering 104,000 shares were outstanding at the end of the year.

         Change of Control Agreements

         In connection with the formation of the holding company structure, the Bank and the Company entered into amended and restated Change in Control Agreements with Messrs. Lawson, Reid, and Squire (each, a "Key Executive"), effective February 11, 1999, to include the Company as a party to such agreements and to amend the definition of change in control to conform to the definitions included in the Federal Securities Laws.

         Under the terms of the amended and restated Change in Control Agreements, each Key Executive is entitled to receive his base salary (offset by any compensation from a new employer) for a certain period of time if, after a change of control of the Company or the Bank has occurred, the Key Executive's employment is terminated other than for cause (as defined in the Change in Control Agreement), or the Key Executive terminates his employment following:
(i) his demotion; (ii) a reduction in base salary; (iii) exclusion from any incentive program for which the Key Executive was previously eligible or which other executives with comparable duties participate in; or (iv) a change in location of the Key Executive's principal place of employment by more than 50 miles. In general, a Change in Control under the agreements occurs (i) upon a Change in Control of either the Company or the Bank as defined under the Securities Exchange Act of 1934 or (ii) under the Change in Bank Control Act;
(iii) if any person becomes the direct or indirect beneficial owner of 50% or more of any class of securities of the Company; (iv) individuals who constitute the Board of Directors of the Company on February 11, 1999 cease to constitute the majority thereof (with certain exceptions); (v) a merger or the sale of substantially all the assets of the Company, in which the Company is not the resulting entity; or (vi) a proxy contest by a stockholder to force a transaction in which the stock of the company is exchanged for or converted into cash, property or securities not issued by the Company. The benefits under the Change in Control Agreements continue for a period of 24 months for Messrs.
Squire and Reid and 36 months for Mr. Lawson. The benefits under these agreements only become payable following termination after a Change in Control (as defined in the agreements); the Change in Control Agreements do not serve as employment agreements.


Compensation Committee Report on Executive Compensation

         All members of the Board of Directors of the Company serve as members of the Company's Compensation Committee. The Compensation Committee reviews and approves compensation levels for the Company's executive officers and oversees and administers the Company's executive compensation programs. The Company currently pays no compensation to any of its officers because those officers are compensated as officers of the Bank.

         The Bank's Human Resource Committee reviews and approves compensation levels for the Bank's executive officers and oversees and administers the Bank's executive compensation programs.

         The Bank endeavors to pay competitive base salaries to its employees and subscribes to various surveys of the compensation paid for various positions by other banks of similar size in order to determine appropriate salary levels. In addition, the Bank has a Profit Incentive Plan for the payment of bonuses to reward above-average performance. Profit Incentive Plan bonuses are based on a combination of Bank financial performance compared to its peers, the attainment of departmental goals, and individual performance.

         Stephen B. Lawson's salary is set by the Human Resource Committee of the Bank's Board of Directors. The Committee reviews Mr. Lawson's performance annually and adjusts his compensation based on the Bank's performance and a comparison of salaries paid to chief executive officers by other banks of similar size. Based on this comparison, Mr. Lawson's base salary in 1999 was set at $249,388. Under the terms of the Profit Incentive Plan described above, Mr. Lawson was also awarded a bonus of $49,878 in recognition of the performance of the Bank relative to its peers. Mr. Lawson does not vote on his own compensation.

         Salaries  of  the  Bank's  other  executive   officers  for  1999  were
determined in a similar manner.


Compensation Committee Interlocks and Insider Participation

         Stephen B. Lawson is President and Chief Executive Officer of the Company and of the Bank. Mr. Lawson, as Director of the Company, also serves on the Company's Compensation Committee, but does not act upon his own compensation.

                 RELATIONSHIPS AND TRANSACTIONS WITH THE COMPANY


         Certain Directors and Officers of the Company and the Bank and members of their immediate family are at present, as in the past, customers of the Bank and have transactions with the Bank in the ordinary course of business. In addition, certain of the Directors are at present, as in the past, also directors, officers or stockholders of corporations or members of partnerships that are customers of the Bank and have transactions with the Bank in the ordinary course of business. Such transactions for the Directors and Officers of the Company and the Bank and their families and with such corporations and partnerships were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectability or present other features unfavorable to the Bank.




                                PERFORMANCE GRAPH


         Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock (or the Bank's common stock, prior to the Reorganization), based on the market price of the Company's (or Bank's) common stock and assuming reinvestment of dividends, with the total return of companies within the Standard & Poor's ("S&P") 500 Stock Index and the Standard & Poor's Banks Composite Index. The calculation of total cumulative return assumes a $100 investment in the Company's (or the Bank's) common stock, the S&P 500 and the S&P Banks Composite Index on December 31, 1994.

         [GRAPHIC-- GRAPH PLOTTED POINTS LISTED BELOW]



                                              Cumulative Total Return
                                -------------------------------------------------------
                                12/94     12/95     12/96     12/97     12/98     12/99

CCBT FINL COS INC              100.00    154.19    181.75    328.52    306.67    263.86
S & P 500                      100.00    137.58    169.17    225.61    290.09    351.13
S & P BANKS COMPOSITE          100.00    159.35    225.56    325.81    347.35    302.12

SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and Regulations of the Securities and Exchange Commission (the "SEC"), the Company's executive officers and directors must file reports of ownership and changes in ownership with the SEC and the NASDAQ Stock Market, Inc. and furnish the Company with copies of all Section 16(a) Reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, no executive officer or director of the Company failed to file any such reports.


                                   ACCOUNTANTS

         The firm of Grant Thornton, LLP served as the Company's independent public accountants for the year ended December 31, 1999 and is expected to serve as the Company's independent public accountant for 2000. It is not anticipated that a representative from Grant Thornton LLP will be present at the meeting. Questions relating to the financial statements may be addressed to the Chief Financial Officer.

                              STOCKHOLDER PROPOSALS

         Proposals of stockholders submitted pursuant to Exchange Act Rule 14a-8 and intended to be presented at the Company's 2001 Annual Meeting of Stockholders which is scheduled to be held on April 26, 2001, must be filed with the Clerk of the Company prior to November 23, 2000, if such proposals are to be included in the proxy statement for such meeting. These proposals must also comply with the rules of the SEC governing the form and content of proposals in order to be included in the Company's proxy statement and form of proxy. Any such proposal should be directed to: Clerk, CCBT Financial Companies, Inc., 31 Workshop Road, P.O. Box 1180, South Yarmouth, MA 02664-0180.

         The Company's Amended By-laws provide that any stockholder proposals (including director nominations) intended to be presented at the Company's 2001 Annual Meeting, other than a stockholder proposal submitted pursuant to Exchange Act Rule 14a-8 as described above, must be received in writing at the principal executive office of the Company on or between the dates of December 28, 2000, and January 29, 2001, together with all supporting documentation required by the Company's Amended By-laws. However, if the 2001 Annual Meeting is scheduled to be held on a date more than 30 days before April 27, 2001, or more than 60 days after April 27, 2001, a stockholder's notice shall be timely filed if delivered to, or received by, the Company at its principal executive office not later than the close of business on the later of (a) 90 days prior to the date of the scheduled meeting or (b) the 10th day following the day on which public announcement of the date of such annual meeting is first made by the Company. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.


                                  OTHER MATTERS

         At the time of the preparation of this proxy material, the Board of Directors of the Company does not know of any other matter to be presented for action at the Annual Meeting. If any other matters should properly come before the meeting, proxy holders shall have discretionary authority to vote their shares according to their best judgment.

                                REVOCABLE PROXY
                         CCBT FINANCIAL COMPANIES, INC.

    [  X  ]   PLEASE MARK VOTES
              AS IN THIS EXAMPLE

                  Proxy for the Annual Meeting of Stockholders
                          to be held on April 27, 2000
          This Proxy is Solicited on Behalf of the Board of Directors

The undersigned stockholder(s) of CCBT Financial Companies, Inc. (the "Company") hereby appoint(s) John F. Aylmer, George D. Denmark and William C. Snow, or each of them acting singly, as Proxies of the undersigned, with full power to substitute, and authorizes each of them to represent and to vote all shares of Common Stock of the Company held of record by the undersigned at the close of business on March 10, 2000, at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 11:00 a.m., local time, on Thursday, April 27, 2000 at the Sheraton Four Points Hotel, Hyannis, Massachusetts, and at any adjournments or postponements thereof. The undersigned stockholder hereby revokes any proxy or proxies heretofore given.

1. Proposal to elect the following people as Directors of the Company:

   Stephen B. Lawson and William R. Enlow

                                        With-        For All
                             For        hold         Except

                             [  ]       [  ]         [  ]


INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------


2. Proposal to elect Mr. John S. Burnett as the Clerk of the Company.

                              For      Against      Abstain
                             [  ]       [  ]         [   ]


The undersigned stockholder(s) authorizes the proxies to vote on the above matters as indicated and to vote, in their discretion, upon such other matters as may properly come before the Annual Meeting, or any adjournments thereof. When properly executed this proxy will be voted as directed by the undersigned stockholder(s). UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS ONE AND TWO AND IN ACCORDANCE WITH THE DETERMINATION OF THE PROXY HOLDERS AS TO OTHER MATTERS. A stockholder wishing to vote in accordance with the Board of Director's recommendation need only sign and date this Proxy and return it in the enclosed envelope prior to the Annual Meeting, April 27, 2000. The undersigned stockholder hereby acknowledges receipt of the Notice of the Annual Meeting and Proxy Statement. The undersigned stockholder may revoke this proxy at any time prior to its exercise by filing a written notice of revocation with, or by delivering a duly executed proxy bearing a later date to, the Clerk of the Company or by attending the Annual Meeting and voting in person.

          Please be sure to sign and date this Proxy in the box below.

                   _________________________________________
                                      Date

                   _________________________________________
                             Stockholder sign above

                   _________________________________________
                         Co-holder (if any) sign above


   Detach above card, sign, date and mail in postage paid envelope provided.


                         CCBT FINANCIAL COMPANIES, INC.

     PLEASE VOTE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign this proxy exactly as your names appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.